Dreyfus
Balanced Fund, Inc.
Semi-Annual
Report


February 28, 1999

Year 2000 Issues (Unaudited)

   The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

Dreyfus Balanced Fund, Inc.
-----------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   The Dreyfus Balanced Fund, Inc. produced a positive total return of 13.22% for the six-month period ended February 28, 1999.* Due to the structure of the fund, composed of a mix of common stocks, bonds and U.S. Treasury Bills, we think that an accurate measure of the performance of the fund is against our Customized Blended Index, which had a total return of 16.01%.** Performance varied among various asset classes, with the Lehman Brothers Aggregate Bond Index, a broad measure of bond performance, producing a total return of 1.61% for the same period.*** Large-capitalization stocks, as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P
500), had a total return of 30.27%,+ while small-cap stocks returned 16.78%, as measured by the Russell 2000 Index.++

Economic Review

   Stresses in the financial system, combined with slowing economic growth, convinced the Federal Reserve Board to lower short-term interest rates three times during the fall of 1998: at the end of September, in mid-October, and in mid-November. As the calendar year ended, the Fed's official stance toward rates was neutral, since they believed that they had successfully stabilized the financial system and overall economic growth.

   February of 1999 saw the bond market send interest rates higher, however, as investors worried about an acceleration in economic strength and the possibility that the Fed might have to reverse itself and raise rates to slow economic growth. During February, Fed Chairman Greenspan publicly worried that the Board had gone too far with its mid-November action, which in retrospect may not have been needed to stimulate the economy and may have actually caused some overstimulation. The problem with too much growth is that it can become uncontrollable and result in price inflation and, ultimately, in a recession.

   Inflation, the Fed's other worry, remained well contained throughout the period. The decline in inflation and the lower interest rates benefited companies that sell to the consumer, as more income was left over after price increases to buy goods and services, and the cost of debt was reduced. Home mortgages could be refinanced at lower rates, thus putting more discretionary income in consumers' pockets. As consumers spent more, consumer-oriented companies benefited.

   The industrial sector has not been as fortunate. Weak Asian economies have continued to put a damper on demand in a number of sectors, such as world-traded commodities (paper producers, for example) and exporters of goods (some computer equipment manufacturers, for example).

Stock Market Overview

   The six-month period ended February 28, 1999 was highlighted in U.S.
stock markets by a drop in security prices during the summer months, and a rebound in prices during the fall. Stocks declined over the summer due to the implosion of the Russian financial system and the collapse of a major U.S. hedge fund, causing the Federal Reserve Board to take its first action lowering interest rates during the period, which generally stabilized equity prices. The two subsequent interest rate reductions by the Fed during the fall were probably more directly related to worries about economic growth, and helped send stock prices up.

   Over the six-month period, large-cap growth stocks (the largest and most expensively priced securities) turned in the highest returns, followed by large-cap stocks in general, then large-cap value stocks (the largest companies selling at value prices), midcap stocks (midsized companies) and finally small-cap stocks. For example, the total return for the period on the Russell 1000 Growth Index (574 high-growth companies) was 37.89%, with the Russell 1000 Index (1,000 of the largest companies) returning 30.45%, and the Russell 1000 Value Index (710 value-priced companies) returning 22.53%. The return on the Russell Midcap Index was 21.70%, while the small-cap Russell 2000 Index return was 16.78%.+++

   Expectations for slower profit growth at corporations have contributed to the significant outperformance by a select few megacap growth stocks. Investors have had more confidence in the consistent earnings growth from this small group of stocks than for the broader stock market.

Portfolio Focus

Asset Allocation

   The fund held approximately 62% of its assets in equity investments as of February 28, 1999, close to the fund's allowable maximum allocation of 65%. This allocation to equity also added to the fund's performance for the reporting period relative to the benchmark, as stocks outperformed bonds and cash equivalents. Bonds represented 37% of the fund's assets, while investments in short-term money market-type holdings were kept to a minimum of 1%.

Equity Holdings

   Although we continued to manage the portfolio with a value orientation, we focused primarily on large-capitalization stocks with above-average earnings growth potential and moderate valuations relative to the S&P 500. The key investment drivers in the market were liquidity and concerns about earnings growth. This led to an investment environment where performance continued to be narrowly driven by large-cap stocks, with an emphasis on growth stocks. During the past six months, technology was the best-performing sector, with Perkin-Elmer, Lexmark International Group, International Business Machines and Sun Microsystems leading the group. Healthcare produced the second-largest positive contribution to the fund but was dominated by the outstanding performance of one stock -- Biogen. Finally, financial and communication services were the other two top-performing sectors, with BankAmerica and American International leading the financial group and AT&T and SBC Communications leading the communications sector. On the other side of the ledger, issue selection and a small- to midcap bias hurt results. An assortment of stocks from various industries (Warnaco Group, Owens-Illinois, Lockheed Martin, Columbia HCA/Healthcare and Federated Department Stores) registered the largest negative results.

   In the equity environment that existed during the reporting period, which favored a select number of large-capitalization growth stocks, issue selection with a large-capitalization bias was the key factor determining investment success. This market environment was a difficult one for a value-oriented fund such as ours, but we continued to find stocks with above-average long-term earnings growth potential that were attractively priced relative to the broad market average. An example of a recently purchased stock that met our investment criteria is Carnival. Carnival operates the world's largest multiple-night cruise line under the names Carnival Cruise, Holland America Line and Windstar Cruises; markets sightseeing tours; and operates 14 hotels under the name Westmark Hotels. We originally purchased this stock in October 1998 at a substantial discount to the market. At purchase, the company's earnings were generally projected to grow at a mid-to high teens rate.

Fixed-Income Holdings

   Our strategy in fixed income during the reporting period was to maintain a neutral duration strategy. As of February 28, 1999, the duration of the fund was 4.8 years, which was neutral to the Lehman Brothers Aggregate Bond Index. Our primary focus was to look to add value by adjusting our allocations to the spread sectors of the fixed-income market -- these sectors consist primarily of corporate bonds and mortgages -- and underweighting in Treasuries. While we had a larger-than-normal allocation to mortgages, we began slowly readjusting that allocation to add corporate exposure. The corporate sector, in our opinion, represented the most value. Most corporate securities have been slow to recover fully from the late-fall widening of quality spreads.

   The most significant structural change in the fixed-income portion of the fund was a reduction in commercial mortgage-backed securities (CMBs). For most of 1998 CMBs performed well. However, in late fall, at the peak of the financial market turmoil, CMBs' performance lagged. Since late November the CMBs market regained some of the ground lost. We added exposure in the corporate bond market by purchasing Clear Channel, Centaur Funding (Airtouch Communications) and Frank Russell (Northwestern Mutual Life). There are a number of reasons why we purchased these issues: Clear Channel, while well known for its radio stations, is an extremely well-diversified company with many different and rewarding revenue streams. Centaur Funding, on the other hand, is a special-purpose convertible preferred security which was designed to facilitate a possible buyout of Airtouch Communications. Its purchase was a pure play on the likelihood Airtouch Communications would be taken over (they were purchased by Vodaphone in mid-January 1999). Obviously, due to the takeover, our Centaur Funding holding performed well. Lastly, a company like Frank Russell has been an industry leader, with one of the better financial pictures in the insurance industry. We will continue to look for exciting opportunities in the corporate sector and strive to maintain a well-diversified portfolio.

   We are grateful for the opportunity to invest your capital and will be working diligently on your behalf to achieve satisfying long-term investment results.
                                       Sincerely,
                                       /s/ Douglas D. Ramos
                                       Douglas D. Ramos, CFA
                                       Portfolio Manager
March 19, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
** The Customized Blended Index is composed of the Standard & Poor's 500 Composite Stock Price Index, 50%, the Lehman Brothers Aggregate Bond Index, 40% and the Merrill Lynch 91-Day U.S. Treasury Bill Index, 10%.
*** SOURCE: LEHMAN BROTHERS -- The Lehman Brothers Aggregate Bond Index is a widely accepted unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities.
+ SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
++ SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2000 Index is a widely accepted unmanaged index of small-cap stock performance, and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.
+++ SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization, and is a widely accepted measure of medium-cap stock market performance. The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. All indices are unmanaged and include reinvested dividends.

Dreyfus Balanced Fund, Inc.
-----------------------------------------------------------------------------
Statement of Investments                        February 28, 1999 (Unaudited)

                                                                                          Principal
Bonds and Notes--36.9%                                                                      Amount             Value
----------------------------------------------------------------------------------       -------------     -------------

                 Banking--.0%   Mitsubishi MMCA Auto Trust, Pass - Through Ctfs.,
                                  Ser. 1995 - 1A, 5.70%, 2000.....................       $      37,507     $      37,544
                                                                                                           -------------
  Consumer Non Durables--1.7%   Lowes, Notes,
                                  6.50%, 2029.....................................           1,500,000 (a)     1,456,740
                                Philip Morris Cos., Notes,
                                  6.95%, 2001.....................................           2,000,000         2,055,250
                                Stanley Works, Notes,
                                  5.75%, 2004.....................................           1,500,000         1,490,250
                                                                                                           -------------
                                                                                                               5,002,240
                                                                                                           -------------
                 Finance--.8%   Frank Russell, Notes,
                                  5.625%, 2009....................................           2,500,000 (a)     2,409,010
                                                                                                           -------------
             Industrial--1.3%   Dual Drilling, Sr. Sub. Notes,
                                  9.875%, 2004....................................           2,650,000         2,795,750
                                Saks, Deb.,
                                  8.25%, 2008.....................................           1,100,000         1,210,000
                                                                                                           -------------
                                                                                                               4,005,750
                                                                                                           -------------
         Pharmaceutical--1.0%   Bayer, Deb.,
                                  6.65%, 2028.....................................           3,000,000 (a)     2,962,500
                                                                                                           -------------
            Real Estate--2.2%   Crescent Real Estate Trust, Notes,
                                  7.50%, 2007.....................................           5,000,000         4,513,110
                                Realty Income, Notes,
                                  7.75%, 2007.....................................           2,000,000         1,976,142
                                                                                                           -------------
                                                                                                               6,489,252
                                                                                                           -------------
                  Retail--.6%   Penney (JC), Deb.,
                                  7.125%, 2023.....................................          1,800,000         1,743,314
                                                                                                           -------------
     Telecommunications--1.7%   Clear Channel:
                                  Deb.,
                                    6.875%, 2018...................................          1,500,000         1,439,088
                                  Sr. Notes,
                                    6.625%, 2008...................................          1,500,000         1,484,412
                                Scandinavian Brothers, Sub Deb.,
                                  7%, 2004.........................................          2,000,000 (a)     2,110,000
                                                                                                           -------------
                                                                                                               5,033,500
                                                                                                           -------------
         Transportation--2.4%   American West Airlines, Pass - Through Ctfs.,
                                  Ser. 1997, 1C, 7.53%, 2004.......................          2,860,461         2,884,246
                                Continental Airlines, Sinking Fund Pass-Through Ctfs.,
                                  6.80%, 2007......................................          4,468,664         4,435,752
                                                                                                           -------------
                                                                                                               7,319,998
                                                                                                           -------------
               Utilities--.3%   Enron, Notes,
                                  7.625%, 2004.....................................            985,000         1,034,170
                                                                                                           -------------

Dreyfus Balanced Fund, Inc.
-----------------------------------------------------------------------------
Statement of Investments (continued)             February 28, 1999 (Unaudited)

                                                                                          Principal
Bonds and Notes (continued)                                                                 Amount             Value
----------------------------------------------------------------------------------       -------------     -------------
                 Other--11.8%   Asset Securitization Corp.,
                                  Ser. 1997-D5, Cl. A1D, 6.85%, 2041................     $   5,000,000     $   5,069,531
                                Commercial Mortgage,
                                  Pass-Through Ctfs.,
                                  Ser. 1997-TZH, Cl. C, 7.724%, 2025................         5,000,000 (a)     4,991,300
                                GMAC Commercial Mortgage Securities,
                                  Asset Backed Ctfs.,
                                  Ser. 1996-Cl. E, 7.86%, 2006......................         4,000,000         3,526,250
                                GS Mortgage Securities Corp. II, Sub. Deb.,
                                  Ser. 1998GLI, Cl. A, 6.562%, 2031................          5,000,000         5,020,313
                                NSCOR, Residential Mortgage Securities:
                                  Ser. 1997-11, B1, 7%, 2027.......................          3,955,679         3,822,926
                                  Ser. 1997-11, B2, 7%, 2027.......................            345,086           315,492
                                  Ser. 1998-2, B2, 6.50%, 2028.....................            744,452           667,913
                                New York City Tax Lien,
                                  Collateralized Bonds:
                                    Ser. 1996-1, Cl. C, 7.11%, 2005................             52,594 (a)        52,594
                                    Ser. 1997-1, Cl. D, 6.90%, 2005................          1,064,221 (a)     1,056,240
                                Residential Funding Mortgage Securities I,
                                  Pass-Through Ctfs.:
                                    Ser. 1998-S9, Cl. M2,6.50%, 2013...............          2,008,327         1,980,090
                                    Ser. 1998-S9, Cl. M3,6.50%, 2013...............          1,004,212           983,164
                                    Ser. 1996-S18, Cl. M3, 8%, 2026................          2,406,915         2,415,693
                                    Ser. 1996-S22, Cl. M3, 8%, 2026................          2,395,685         2,377,276
                                Salomon Brothers Commercial Mortgage,
                                  Pass-Through Ctfs.,
                                    Ser. 1997-TZH, Cl. D, 7.902%, 2022.............          3,000,000 (a)     2,944,380
                                                                                                           -------------
                                                                                                              35,223,162
                                                                                                           -------------
        U.S. Government &       Federal Home Loan Mortgage Corp.,
              Agencies--13.1%     Real Estate Mortgage Investment Conduit,
                                    Ser. 1497, Cl. FF, 6.50%, 8/15/2021............          1,650,000         1,653,086
                                Federal National Mortgage Association,
                                  Real Estate Mortgage Investment Conduit:
                                    Ser. 1996-M3, Cl. A1, 7.385%, 3/25/2021........          4,356,853         4,557,946
                                    9%, 6/1/2026...................................          1,274,955         1,358,619
                                U.S. Treasury Bonds:
                                  4.75%, 11/15/2008................................         17,000,000        16,308,610
                                  6.125%, 11/15/2027...............................          9,000,000         9,444,600
                                U.S. Treasury Notes,
                                  4.25%, 11/15/2003................................            500,000           479,550
                                U.S. Treasury Principal Strips,
                                  Zero Coupon, 11/15/2009..........................         10,000,000         5,399,600
                                                                                                           -------------
                                                                                                              39,202,011
                                                                                                           -------------

                                TOTAL BONDS AND NOTES
                                  (cost $113,145,287)..............................                        $ 110,462,451
                                                                                                           -------------
                                                                                                           -------------

Dreyfus Balanced Fund, Inc.
-----------------------------------------------------------------------------
Statement of Investments (continued)             February 28, 1999 (Unaudited)

Common Stocks-62.1%                                                                        Shares             Value
----------------------------------------------------------------------------------       -------------     -------------

     Commercial Services--.1%   Fortune Brands  ....................................            12,400     $     373,550
                                                                                                           -------------

      Consumer Durables--4.6%   Eastman Kodak.......................................             9,000           595,688
                                Ford Motor..........................................            52,400         3,107,975
                                General Motors......................................            49,000         4,045,563
                                Leggett & Platt.....................................           177,000         3,705,937
                                Newell..............................................            51,400         2,184,500
                                                                                                           -------------
                                                                                                              13,639,663
                                                                                                           -------------
Consumer Non-Durables--1.5%     Anheuser-Busch Cos..................................            27,000         2,070,562
                                ConAgra.............................................            30,300           912,787
                                Kimberly-Clark......................................            18,900           893,025
                                Philip Morris Cos...................................            13,800           539,925
                                                                                                           -------------
                                                                                                               4,416,299
                                                                                                           -------------

    Consumer Services--2.8%     Carvinal............................................           187,200         5,193,150
                                Cendant.............................................           187,200 (b)     3,100,500
                                Gannett.............................................             3,600           228,600
                                                                                                           -------------
                                                                                                               8,522,250
                                                                                                           -------------
  Electronic Technology--8.0%   Boeing..............................................            21,000           746,813
                                Compaq Computer.....................................            37,000         1,304,250
                                Hewlett-Packard.....................................            32,500         2,159,219
                                Intel...............................................            23,000         2,758,562
                                International Business Machines.....................            29,000         4,930,000
                                Lexmark International Group, Cl. A..................            46,700 (b)     4,818,856
                                Lockheed Martin.....................................            48,000         1,809,000
                                Perkin-Elmer........................................            28,900         2,738,275
                                Seagate Technology..................................             9,200 (b)       266,225
                                Sun Microsystems....................................            17,000 (b)     1,654,312
                                United Technologies.................................             7,200           891,900
                                                                                                           -------------
                                                                                                              24,077,412
                                                                                                           -------------
        Energy Minerals--3.2%   British Petroleum Amoco A.D.R.......................            11,000           935,000
                                Exxon...............................................            12,000           798,750
                                Mobil...............................................            26,200         2,179,513
                                Royal Dutch Petroleum...............................            78,000         3,422,250
                                Texaco..............................................            31,000         1,443,437
                                USX Marathon Group..................................            33,000           682,688
                                                                                                           -------------
                                                                                                               9,461,638
                                                                                                           -------------

               Finance--14.1%   American General....................................             4,300           314,975
                                American International Group........................            47,281         5,387,136
                                Associates First Capital, Cl. A.....................            21,000           853,125
                                BankAmerica.........................................            48,000         3,135,000
                                CIGNA...............................................            29,300         2,300,050
                                Chase Manhattan.....................................            32,000         2,548,000

Dreyfus Balanced Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments (continued)             February 28, 1999 (Unaudited)

Common Stocks (continued)                                                                   Shares             Value
----------------------------------------------------------------------------------       -------------     -------------

         Finance (continued)    Citigroup...........................................            80,000    $    4,700,000
                                Everest Reinsurance Holdings........................            23,000           763,312
                                Federal Home Loan Mortgage..........................            60,000         3,532,500
                                Federal National Mortgage Association...............            50,300         3,521,000
                                First Union.........................................            37,500         1,999,219
                                Fleet Financial Group...............................            76,000         3,263,250
                                Household International.............................            23,100           938,437
                                Morgan Stanley, Dean Witter.........................            22,600         2,045,300
                                UnionBanCAl.........................................            11,300           355,244
                                Wells Fargo.........................................           140,000         5,145,000
                                XL Capital,Cl. A....................................            23,300         1,427,125
                                                                                                           -------------
                                                                                                              42,228,673
                                                                                                           -------------

        Health Services--1.3%   Columbia HCA /Healthcare............................           103,000         1,841,125
                                Wellpoint Health Networks...........................            26,400 (b)     2,082,300
                                                                                                           -------------
                                                                                                               3,923,425
                                                                                                           -------------
      Health Technology--3.7%   American Home Products...............................           20,300         1,207,850
                                Becton, Dickinson....................................           36,000         1,206,000
                                Pharmacia & Upjohn...................................           97,600         5,319,200
                                Zeneca...............................................           78,000         3,245,275
                                                                                                           -------------
                                                                                                              10,978,325
                                                                                                           -------------
    Industrial Services--1.4%   Waste Management.....................................           86,025         4,204,472
                                                                                                           -------------
      Process Industries--.3%   Mead.................................................           32,000           974,000
                                                                                                           -------------
 Producer Manufacturing--5.7%   AlliedSignal.........................................           58,000         2,399,750
                                General Electric.....................................           31,000         3,109,688
                                Honeywell............................................           23,000         1,608,563
                                Masco................................................          163,600         4,294,500
                                Tyco International...................................           25,000         1,860,937
                                Xerox................................................           69,400         3,830,013
                                                                                                           -------------
                                                                                                              17,103,451
                                                                                                           -------------
           Retail Trade--6.0%   American Stores......................................          147,000         4,961,250
                                Dayton Hudson........................................           92,000         5,755,750
                                Federated Department Stores..........................           24,200 (b)       921,112
                                May Department Stores................................           63,000         3,732,750
                                TJX Cos..............................................           86,300         2,464,944
                                                                                                           -------------
                                                                                                              17,835,806
                                                                                                           -------------
     Technology Services--.3%   McKesson HBOC........................................           15,000         1,020,000
                                                                                                           -------------
          Transportation--.3%   CNF Transportation...................................            7,000           295,750
                                Union Pacific........................................           11,500           539,063
                                                                                                           -------------
                                                                                                                 834,813
                                                                                                           -------------

Dreyfus Balanced Fund, Inc.
-----------------------------------------------------------------------------
Statement of Investments (continued)             February 28, 1999 (Unaudited)

Common Stocks (continued)                                                                   Shares             Value
----------------------------------------------------------------------------------       -------------     -------------

              Utilities--8.8%   AT&T.................................................           54,000        $   4,434,750
                                Bell Atlantic........................................           51,000            2,929,312
                                Coastal..............................................           83,400            2,668,800
                                Duke Energy..........................................           15,000              853,125
                                El Paso Erergy.......................................           17,600              641,300
                                GTE..................................................           61,000            3,957,375
                                MCI WorldCom.........................................           16,000            1,320,000
                                SBC Communications...................................           84,000            4,441,500
                                Sprint (FON Group)...................................           24,000            2,059,500
                                Texas Utilities......................................           70,700            3,000,331
                                                                                                              -------------
                                                                                                                 26,305,993
                                                                                                              -------------
                                TOTAL COMMON STOCKS
                                   (cost $158,217,067................................                         $ 185,899,770
                                                                                                              -------------
                                                                                                              -------------

                                                                                               Principal
Short-Term Investments--.7%                                                                     Amount
------------------------------------------------------------------------------------      ------------------
        U.S. Treasury Bills:    4.42%, 3/18/1999.....................................          1,247,000 (c)  $   1,244,103
                                4.67%, 4/22/1999.....................................            696,000 (c)        691,041
                                                                                                              -------------
                                TOTAL SHORT-TERM INVESTMENTS
                                  (cost $1,935,703)..................................                         $   1,935,144
                                                                                                              -------------
                                                                                                              -------------

TOTAL INVESTMENTS (cost $273,298,057)................................................               99.7%     $ 298,297,365
                                                                                                   ------     -------------
                                                                                                   ------     -------------
CASH AND RECEIVABLES (NET)...........................................................                 .3%     $     878,660
                                                                                                   ------     -------------
                                                                                                   ------     -------------
NET ASSETS...........................................................................              100.0%     $ 299,176,025
                                                                                                   ------     -------------
                                                                                                   ------     -------------
Notes to Statement of Investments:
------------------------------------------------------------------------------

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 1999, these securities amounted to $17,982,764 or approximately 6.0% net assets.
(b) Non-income producing.
(c) Partially held by custodian in a segregated account as collateral for open financial futures positions.

                       See notes to financial statements.

Dreyfus Balanced Fund, Inc.
------------------------------------------------------------------------------
Statement of Financial Futures                    February 28, 1999 (Unaudited)

                                                                                                            Unrealized
                                                                 Market Value                              Appreciation
                                                                    Covered                               (Depreciation)
Financial Futures Short                       Contracts          by Contracts          Expiration          at 2/28/1999
-----------------------                     ------------         ------------          ----------         -------------
5 Year U.S. Treasury Notes..............      130                $(14,373,125)          March '99         $   252,156
10 Year U.S. Treasury Notes.............      215                 (24,664,531)          March '99             879,875
                                                                                                          -----------
                                                                                                           $1,132,031
                                                                                                          -----------
                                                                                                          -----------
Financial Futures Long
----------------------
30 Year U.S. Treasury Bonds..............       7                     850,281           March '99         $      (437)
                                                                                                          -----------
                                                                                                          -----------

                       See notes to financial statements.

Dreyfus Balanced Fund, Inc.
-----------------------------------------------------------------------------
Statement of Assets and Liabilities             February 28, 1999 (Unaudited)

                                                                                            Cost                  Value
                                                                                         -------------        ------------

ASSETS:              Investments in securities--See Statement of Investments...          $273,298,057         $298,297,365
                     Cash......................................................                                  1,584,820
                     Receivable for investment securities sold.................                                  5,249,904
                     Interest and dividends receivable.........................                                  1,540,831
                     Receivable for shares of Common Stock subscribed..........                                     12,945
                     Net unrealized appreciation on forward currency
                       exchange contracts--Note 4(a)...........................                                    101,988
                     Prepaid expenses..........................................                                     10,938
                                                                                                              ------------
                                                                                                               306,798,791
                                                                                                              ------------

LIABILITIES:         Due to The Dreyfus Corporation and affiliates.............                                    157,451
                     Payable for investment securities purchased...............                                  6,733,132
                     Payable for shares of Common Stock redeemed...............                                    622,681
                     Payable for futures variation margin--Note 4(a)...........                                     66,242
                     Accrued expenses..........................................                                     43,260
                                                                                                              ------------
                                                                                                                 7,622,766
                                                                                                              ------------

NET ASSETS.....................................................................                               $299,176,025
                                                                                                              ------------
                                                                                                              ------------


REPRESENTED BY:      Paid-in capital...........................................                               $276,280,007
                     Accumulated undistributed investment income--net..........                                  1,769,544
                     Accumulated net realized gain (loss) on investments.......                                 (5,106,416)
                     Accumulated net unrealized appreciation (depreciation)
                              on investments and foreign currency transactions
                              (including $1,131,594 net unrealized appreciation
                              on financial futures)--Note 4(b).................                                 26,232,890
                                                                                                              ------------

NET ASSETS.....................................................................                               $299,176,025
                                                                                                              ------------
                                                                                                              ------------

SHARES OUTSTANDING
(300 million shares of $.001 par value Common Stock authorized)................                                 18,868,197


NET ASSET VALUE, offering and redemption price per share.......................                                     $15.86
                                                                                                                    ------
                                                                                                                    ------

                       See notes to financial statements.

Dreyfus Balanced Fund, Inc.
--------------------------------------------------------------------------------
Statement of Operations           Six Months Ended February 28, 1999 (Unaudited)

INVESTMENT INCOME

INCOME:              Interest                                                            $  4,203,459
                     Cash dividends (net of $3,800 foreign taxes
                              withheld at source)...............................            1,680,591
                                                                                         ------------
                              Total Income......................................                              $  5,884,050

EXPENSES:            Management fee--Note 3(a)..................................              995,550
                     Shareholder servicing costs--Note 3(b).....................              377,375
                     Prospectus and shareholders' reports.......................               24,462
                     Professional fees..........................................               20,338
                     Custodian fees--Note 3(b)..................................               18,500
                     Directors' fees and expenses--Note 3(c)....................               13,631
                     Registration fees..........................................               12,853
                     Interest expense--Note 2...................................                3,081
                     Loan commitment fees--Note 2...............................                1,009
                     Miscellaneous..............................................                2,706
                                                                                         ------------
                              Total Expenses....................................                                 1,469,505
                                                                                                             -------------
INVESTMENT INCOME--NET..........................................................                                 4,414,545
                                                                                                             -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                     Net realized gain (loss) on investments and
                              foreign currency transactions.....................         $ (5,692,238)
                     Net realized gain (loss) on financial futures..............              130,021
                                                                                         ------------
                              Net Realized Gain (Loss)..........................                                (5,562,217)
                     Net unrealized appreciation (depreciation)
                              on investments and foreign currency transactions
                              (including $2,617,132 net unrealized appreciation
                              on financial futures).............................                                45,596,313
                                                                                                             -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..........................                                40,034,096
                                                                                                             -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................                               $44,448,641
                                                                                                             -------------
                                                                                                             -------------

                       See notes to financial statements.

Dreyfus Balanced Fund, Inc.
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                      Six Months Ended
                                                                                      February 28, 1999       Year Ended
                                                                                         (Unaudited)       August 31, 1998
                                                                                      -----------------    ---------------

OPERATIONS:
   Investment income--net.....................................................          $   4,414,545        $  10,641,316
   Net realized gain (loss) on investments....................................             (5,562,217)          30,510,001
   Net unrealized appreciation (depreciation) on investments..................             45,596,313          (53,386,750)
                                                                                        -------------        -------------
       Net Increase (Decrease) in Net Assets Resulting from Operations........             44,448,641          (12,235,433)
                                                                                        -------------        -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net.....................................................             (5,305,191)          (9,883,286)
   Net realized gain on investments...........................................            (20,122,668)         (41,779,620)
                                                                                        -------------        -------------

        Total Dividends.......................................................            (25,427,859)         (51,662,906)
                                                                                        -------------        -------------


CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold..............................................            103,923,663          192,954,235
   Dividends reinvested.......................................................             24,345,668           50,648,271
   Cost of shares redeemed....................................................           (207,634,957)        (167,442,602)
                                                                                        -------------        -------------

         Increase (Decrease) in Net Assets from Capital Stock Transactions....            (79,365,626)          76,159,904
                                                                                        -------------        -------------
            Total Increase (Decrease) in Net Assets...........................            (60,344,844)          12,261,565

NET ASSETS:
   Beginning of Period........................................................            359,520,869          347,259,304
                                                                                        -------------        -------------
   End of Period..............................................................           $299,176,025         $359,520,869
                                                                                        -------------        -------------
                                                                                        -------------        -------------
Undistributed investment income--net..........................................           $  1,769,544       $    2,660,190
                                                                                        -------------        -------------


                                                                                          Shares                Shares
                                                                                        -------------        -------------

CAPITAL SHARE TRANSACTIONS:
   Shares sold ...............................................................              6,493,965           10,899,523
   Shares issued for dividends reinvested.....................................              1,546,531            3,094,784
   Shares redeemed............................................................            (12,840,310)          (9,463,510)
                                                                                        -------------        -------------


         Net Increase (Decrease) in Shares Outstanding........................             (4,799,814)           4,530,797
                                                                                        -------------        -------------
                                                                                        -------------        -------------

                       See notes to financial statements.

Dreyfus Balanced Fund, Inc.
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                              Six Months Ended
                                             February 28, 1999                     Year Ended August 31,
                                                                  --------------------------------------------------------
PER SHARE DATA:                                (Unaudited)         1998         1997         1996         1995        1994
                                             -----------------    ------       ------       ------       ------     ------
   Net asset value, beginning of period ...      $15.19          $18.15       $15.13       $15.61       $13.72       $13.28
                                                 ------          ------       ------       ------       ------       ------
   Investment Operations:
   Investment income--net...................        .23             .47          .45          .51          .54          .41
   Net realized and unrealized gain (loss)
        on investments......................       1.77            (.88)        3.65          .29         1.99          .59
                                                 ------          ------       ------       ------       ------       ------
   Total from Investment Operations.........       2.00            (.41)        4.10          .80         2.53         1.00
                                                 ------          ------       ------       ------       ------       ------
   Distributions:
   Dividends from investment income--net....       (.25)           (.46)        (.44)        (.53)        (.51)        (.42)
   Dividends from net realized gain
        on investments......................      (1.08)          (2.09)        (.64)        (.75)        (.13)        (.14)
                                                 ------          ------       ------       ------       ------       ------

   Total Distributions......................      (1.33)          (2.55)       (1.08)       (1.28)        (.64)        (.56)
                                                 ------          ------       ------       ------       ------       ------

   Net asset value, end of period...........     $15.86          $15.19        $18.15      $15.13       $15.61       $13.72
                                                 ------          ------       ------       ------       ------       ------
                                                 ------          ------       ------       ------       ------       ------

TOTAL INVESTMENT RETURN......................     13.22%*         (2.99%)       28.06%       5.19%       19.03%        7.73%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...       .44%*           .91%          .96%       1.00%        1.04%         .69%
   Ratio of net investment income to average
     net assets..............................      1.32%*          2.76%         2.71%       3.37%        3.99%        3.26%
   Decrease reflected in above expense ratios
     due to undertakings by the Manager......        --              --            --          --           --          .41%
   Portfolio Turnover Rate...................     75.08%*        177.85%       235.56%     186.23%       72.42%       58.22%
   Net Assets, end of period (000's Omitted).  $299,176        $359,521      $347,259    $269,869     $165,909      $82,848

-----------

* Not annualized.

                       See notes to financial statements.

Dreyfus Balanced Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

    Dreyfus Balanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth and current income, consistent with reasonable investment risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (a) Portfolio valuation: Most debt securities (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported sales of securities traded primarily on an exchange or national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from change in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

Dreyfus Balanced Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings.

    The average daily amount of borrowings outstanding during the period ended February 28, 1999 was approximately $116,000, with a related weighted average annualized interest of 5.28%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly.

    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 1999, the Fund was charged $286,924 pursuant to the Shareholder Services Plan.

    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1999, the Fund was charged $29,889 pursuant to the transfer agency agreement.

    The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended February 28, 1999, the Fund was charged $18,500 pursuant to the custody agreement.

    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts during the period ended February 28, 1999, amounted to $232,712,370 and $307,507,366, respectively.

Dreyfus Balanced Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following summarizes open forward currency exchange contracts at February 28, 1999:

                                               Foreign
                                               Currency                                                Unrealized
Forward Currency Exchange Contracts            Amounts             Proceeds             Value         Appreciation
-----------------------------------           ---------            --------           ---------       ------------
Sales:
  British Pounds, expiring 3/24/99.....         656,560            $1,100,000         $1,051,816        $  48,184
  British Pounds, expiring 4/15/99.....       1,464,799             2,400,000          2,346,196           53,804
                                                                                                        ---------
     Total............................                                                                  $ 101,988
                                                                                                        ---------
                                                                                                        ---------


    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at February 28, 1999 are set forth in the Statement of Financial Futures.

    (b) At February 28, 1999, accumulated net unrealized appreciation on investments, forward currency exchange contracts and financial futures was $26,232,890, consisting of $33,421,586 gross unrealized appreciation and $7,188,696 gross unrealized depreciation.

    At February 28, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Balanced Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.       222SA992